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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
AirGate PCS, Inc.:

   We consent to the use of our reports included herein and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.

                                                       /s/ KPMG LLP
                                          _____________________________________

Atlanta, Georgia
September 21, 2001